SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2003

Structured Products Corp.

(Exact name of registrant as specified in its charter)

Delaware	33-55860/ 33-357357	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

388 Greenwich Street, New York, New York	10013

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code (212) 816-7496

Item 1.	Changes in Control of Registrant. Not Applicable.

Item 2.	Acquisition or Disposition of Assets. Not Applicable.

Item 3.	Bankruptcy or Receivership. Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant. Not Applicable.

Item 5.	Other Events. Not Applicable.

Item 6.	Resignations of Registrant's Directors. Not Applicable.

Item 7.	Financial Statements, Pro-Forma Financial Information and Exhibits.

(a) Not Applicable. (b) Not Applicable. (c) Exhibits:

1.	Trustee's Report with respect to the February 15, 2003 Distribution Date for the TIERS Corporate Bond-Backed Certificates Trust APA 1997-8
2.	Trustee's Report with respect to the February 15, 2003 Distribution Date for the CorTS Trust for AFC Capital Trust I
3.	Trustee's Report with respect to the February 15, 2003 Distribution Date for the CorTS Trust for Worldcom Notes
4.	Trustee's Report with respect to the February 15, 2003 Distribution Date for the CorTS Trust for GE Global Insurance Notes

Item 8.	Change in Fiscal Year Not Applicable.

Item 9.	Regulation FD Disclosure Not Applicable.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By: /s/ Matthew Mayers Name: Matthew Mayers Title: Assistant Secretary, Assistant Vice President and Finance Officer

April 4, 2003

EXHIBIT INDEX

Exhibit	Page

1	Trustee's Report with respect to the February 15, 2003 Distribution Date for the TIERS Corporate Bond-Backed Certificates Trust APA 1997-8	5

2	Trustee's Report with respect to the February 15, 2003 Distribution Date for the CorTS Trust for AFC Capital Trust I	6

3	Trustee's Report with respect to the February 15, 2003 Distribution Date for the CorTS Trust for Worldcom Notes	7

4	Trustee's Report with respect to the February 15, 2003 Distribution Date for the CorTS Trust for GE Global Insurance Notes	8

Exhibit 1

To the Holders of:
TIERS Corporate Bond-Backed Certificates APA 1997-8
*CUSIP:  871928AT4     Class:  ZTF Class
*CUSIP:  871928AU1     Class:  Amortizing Class

U.S. Bank Trust National Association, as Trustee for the TIERS Corporate Bond-Backed Certificates, Series APA 1997-8, hereby gives notice with respect to the Distribution Date of February 15, 2003 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $1000, is as set forth below:

Class ZTF Class Amortizing Class	Principal $ 0.000000 $ 16.435804	Interest $ 0.000000 $ 31.188266	Total Distribution $ 0.000000 $ 47.624070

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 32,288,000.00 aggregate principal amount of Apache Corporation Fifty Year 7 3/8% Debentures due August 15, 2047 (the “Term Assets”) are held for the above trust.

5.	The aggregate Certificate Principal Balance of each class of Certificates at the close of business on the Distribution Date is set forth below:

Class ZTF Class Amortizing Class	Principal Balance $32,288,000.00 $21,187,958.90

6.	The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 2

To the Holders of:
CorTS Trust for AFC Capital Trust I
Allmerica 7.75% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP:  22081N204     Class:  A
*CUSIP:  22081NAA3    Class:  B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for AFC Capital Trust I, hereby gives notice with respect to the Distribution Date of February 15, 2003 (the “Distribution Date”) as follows:

1.	The amount of the Distribution to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Class A Certificate and per $1,000 Notional Amount of Class B Certificates is as set forth below:

Class A B	Principal $ 0.000000 $ 0.000000	Interest $ 0.968750 $ 2.285830	Total Distribution $ 0.968750 $ 2.285830

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 36,112,000 aggregate principal amount of Allmerica Financial Corporation 8.207% Series B Junior Subordinated Deferrable Interest Debentures due February 3, 2027 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 1,444,480 Class A Certificates representing $ 36,112,000 aggregate Certificate Principal Balance and $ 36,112,000 aggregate Notional Amount of Class B Certificates were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 3

To the Holders of:
CorTS Trust for Worldcom Notes
7.6% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP: 22081K200

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Worldcom Notes, hereby gives notice with respect to the scheduled Distribution Date of February 15, 2003 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $ 0.000000	Interest $ 0.000000	Total Distribution $ 0.000000

2.	The amount of aggregate interest scheduled to be paid and not paid as of the Distribution Date is $4,343,818 to the non-payment of an equal amount of interest on the Term Assets.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 62,501,000 aggregate principal amount of Worldcom, Inc. 6.95% Notes due August 15, 2028 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 2,286,220 Certificates representing $ 57,155,500 aggregate Certificate Principal Balance were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 4

To the Holders of:
CorTS Trust for GE Global Insurance Notes
6.25% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP:  12617F205     Class:  A
*CUSIP:  12617FAA4    Class: B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for GE Global Insurance Notes, hereby gives notice with respect to the Distribution occurring on February 15, 2003 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Class A Certificate and per $1,000 Notional Amount of Class B Certificates is as set forth below:

Class A B	Principal $ 0.000000 $ 0.000000	Interest $ 0.455729 $ 2.187500	Total Distribution $ 0.455729 $ 2.187500

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 103,525,000 aggregate principal amount GE Global Insurance Holding Corporation 7% Notes due February 15, 2026 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 4,141,000 Class A Certificates representing $ 103,525,000 aggregate Certificate Principal Balance and $ 103,525,000 aggregate Notional Amount of Class B Certificates were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.